UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 24, 2026

Volkswagen Auto Lease Trust 2026-A

(Issuing Entity)

Central Index Key Number: 0002115349

Volkswagen Auto Lease/Loan Underwritten Funding, LLC

(Depositor)

Central Index Key Number: 0001182534

VW Credit Leasing, Ltd.

(Issuing Entity with respect to Transaction SUBI Certificate)

Central Index Key Number: 0001202610

VW Credit, Inc.

(Sponsor)

Central Index Key Number: 0000833733

(Exact Names of Issuing Entity, Co-Registrant/Depositor, Co-Registrant and Sponsor as Specified in their respective
Charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-276654 333-276654-01 333-276654-04	11-3650483 38-6738618 41-6851810
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

1950 Opportunity Way, Suite 1500 Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

(703) 364-7000

(Co-Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the sale of the Class A-1, Class A-2-A, Class A-2-B, Class A-3 and Class A-4 Asset Backed Notes (collectively, the “Notes”) of Volkswagen Auto Lease Trust 2026-A (the “Issuing Entity”), which are described in the Final Prospectus dated March 17, 2026 and which were issued on March 24, 2026 (the “Closing Date”), the Co-Registrants are filing the agreements listed below, each dated as of the Closing Date. The Notes have an aggregate initial principal amount of $1,710,000,000.

1.             Transaction SUBI Supplement 2026-A to Origination Trust Agreement, by and among VW Credit, Inc. (“VCI”), as owner of the entire undivided interest in VW Credit Leasing, Ltd. (the “Origination Trust”), U.S. Bank Trust Company, National Association (the “UTI Trustee”, the “SUBI Trustee” and the “Administrative Trustee”) and Wilmington Trust Company (the “Delaware Trustee”), pursuant to which the Origination Trust issued a certificate (the “Transaction SUBI Certificate”) evidencing a special unit of beneficial interest in certain of the Origination Trust’s retail automobile leases, the related Volkswagen and Audi leased vehicles and related property (the “Included Units”).

2.             SUBI Sale Agreement, by and between VCI, as seller, and Volkswagen Auto Lease/Loan Underwritten Funding, LLC (“VALU Funding”), as buyer, pursuant to which VCI transferred to VALU Funding the Transaction SUBI Certificate.

3.             Amended and Restated Trust Agreement, by and between VALU Funding and Deutsche Bank Trust Company Delaware (the “Owner Trustee”), which amended and restated the trust agreement pursuant to which the Issuing Entity was created.

4.             SUBI Transfer Agreement, by and between VALU Funding, as seller, and the Issuing Entity, as buyer, pursuant to which VALU Funding transferred to the Issuing Entity the Transaction SUBI Certificate.

5.             Transaction SUBI Supplement 2026-A to Servicing Agreement, by and among VCI, as servicer, the Origination Trust and the SUBI Trustee, pursuant to which VCI agreed to the servicing of the Included Units.

6.             Indenture, by and between the Issuing Entity and Citibank, N.A. (the “Indenture Trustee”), pursuant to which the Notes were issued.

7.             Administration Agreement, by and among the Issuing Entity, VCI, as administrator, and the Indenture Trustee, relating to the provision by VCI of certain services relating to the Issuing Entity and the Notes.

8.             Asset Representations Review Agreement, by and among the Issuing Entity, VCI, as servicer, and Clayton Fixed Income Services LLC, as asset representations reviewer, relating to the review of certain representations relating to the Included Units.

The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form SF-3 (Commission File Nos. 333-276654, 333-276654-01).

Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Transaction SUBI Supplement 2026-A to Origination Trust Agreement, as Exhibit 10.2 is the Transaction SUBI Supplement 2026-A to Servicing Agreement, as Exhibit 10.3 is the SUBI Sale Agreement, as Exhibit 10.4 is the SUBI Transfer Agreement, as Exhibit 10.5 is the Amended and Restated Trust Agreement, as Exhibit 10.6 is the Administration Agreement and as Exhibit 10.7 is the Asset Representations Review Agreement.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Document Description

4.1	Indenture, dated as of March 24, 2026, between the Issuing Entity and the Indenture Trustee.

10.1	Transaction SUBI Supplement 2026-A to Origination Trust Agreement, dated as of March 24, 2026, among VCI, the UTI Trustee, the Administrative Trustee, the SUBI Trustee and the Delaware Trustee.

10.2	Transaction SUBI Supplement 2026-A to Servicing Agreement, dated as of March 24, 2026, among the Origination Trust, the SUBI Trustee and VCI.

10.3	SUBI Sale Agreement, dated as of March 24, 2026, between VCI and VALU Funding.

10.4	SUBI Transfer Agreement, dated as of March 24, 2026, between VALU Funding and the Issuing Entity.

10.5	Amended and Restated Trust Agreement, dated as of March 24, 2026, between VALU Funding and the Owner Trustee.

10.6	Administration Agreement, dated as of March 24, 2026, among the Issuing Entity, VCI, as administrator and the Indenture Trustee.

10.7	Asset Representations Review Agreement, dated as of March 24, 2026, among the Issuing Entity, VCI, as servicer and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the co-registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2026	Volkswagen Auto Lease/Loan Underwritten Funding, LLC

	By:	/s/Garett Miles
	Name:	Garett Miles
	Title:	President and Head of Securitization

	By:	/s/Jens Schreiber
	Name:	Jens Schreiber
	Title:	Chief Financial Officer

VW Credit Leasing, Ltd.

By: VW Credit, Inc., as Servicer

	By:	/s/Garett Miles
	Name:	Garett Miles
	Title:	Assistant Treasurer

	By:	/s/Jens Schreiber
	Name:	Jens Schreiber
	Title:	Treasurer

8-K re: final transaction documents